CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


I consent to the use in this Registration Statement on Form SB-2 of my report dated November 17, 2004, relating to the financial statements of J&J Marketing, LLC, and to the reference to me under the caption "Experts" in the Prospectus.


                                                /s/Thomas J. Kellerman
                                                ---------------------------
                                                Thomas J. Kellermann
Westbury, New York
December 6, 2004